SUPPLEMENT TO THE PROSPECTUS
Supplement dated March 30, 2023, to the Prospectus dated April 29, 2022.

MFS® Mid Cap Growth Series

Effective April 3, 2023, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Braz	2021	Investment Officer of MFS
Eric Fischman	2008	Investment Officer of MFS

Effective April 3, 2023, the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated as follows:

Portfolio Manager	Primary Role	Five Year History
Eric Braz	Portfolio Manager	Employed in the investment area of MFS since 2007
Eric Fischman	Portfolio Manager	Employed in the investment area of MFS since 2000

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